Note 11 - Income Taxes	12 Months Ended
Feb. 02, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

11. Income Taxes

The components of the benefit for income taxes from continuing operations consist of the following for fiscal:

	2012	2011	2010
	(in thousands)
Current:
State	$115	$181	$214
Federal	(796)	(2,518)	(11,214)
Total current	(681)	(2,337)	(11,000)

Deferred:
Federal	-	-	1,138

Total deferred	-	-	1,138
Net income tax benefit	$(681)	$(2,337)	$(9,862)

The reconciliation between the statutory income tax rate and the effective tax rate is as follows:

	2012	2011	2010
Computed expected tax benefit	(35%)	(35%)	(35%)
State taxes, net of federal benefit	0%	0%	1%
Goodwill impairment	7%	0%	9%
Impact of discontinued operations	(3%)	(5%)	(2%)
All other - individually less than 5%	1%	(2%)	2%
Change in valuation allowance	27%	34%	(4%)

Total benefit	(3%)	(8%)	(29%)

The types of temporary differences that give rise to our deferred tax assets and liabilities are set out as follows at:

	February 2, 2013	January 28, 2012
	(in thousands)
Deferred tax assets:
Accruals and reserves	$4,062	$5,134
Plant and equipment	776	1,020
Net operating loss carry forwards	32,590	24,810

Gross deferred tax assets	37,428	30,964
Valuation allowance	(36,393)	(29,764)

Total deferred tax assets	1,035	1,200

Deferred tax liabilities:
Identifiable intangible assets	(1,041)	(1,041)
Other	(959)	(1,124)

Total deferred tax liabilities	(2,000)	(2,165)

Net deferred tax liabilities	$(965)	$(965)

For federal income tax purposes, we have unused net operating loss (“NOL”) carry forwards of approximately $150 million at February 2, 2013, expiring through January 31, 2033. The U.S. Tax Reform Act of 1986 contains provisions that limit the NOL carry forwards available to be used in any given year upon the occurrence of certain events, including a significant change of ownership. We have experienced such ownership changes and may experience such future changes. As a result, $106 million of our federal NOL carry forwards are limited to $22 million due to this change in ownership event. In addition, the annual limitations may result in the expiration of net operating losses before utilization. For state tax purposes, we have unused NOL carry forwards of approximately $118 million at February 2, 2013 which have expiration dates that vary by jurisdiction.

In fiscal 2010, we recorded an adjustment of $1.0 million to properly present our deferred tax liability, which is included in deferred credits and other long-term liabilities, as related to an indefinite-lived intangible asset acquired at the time of the Spinoff, with a corresponding decrease to additional paid-in capital. This adjustment had no material impact on prior years’ consolidated financial statements.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, net operating loss carryback potential, and tax planning strategies in making these assessments.

Based upon the above criteria, the Company does not believe that it is more-likely-than-not that the remaining net deferred tax assets will be realized. For fiscal 2012, the valuation allowance increased by $6.6 million related to increased federal and state tax NOL carry forwards. For fiscal 2011, the valuation allowance increased by $8.7 million related to increased federal and state tax NOL carry forwards. For fiscal 2010, the valuation allowance increased by $1.0 million related to the adjustment for the deferred tax liability noted above, and $0.7 million related to increased state tax NOL carry forwards.

At February 2, 2013 and January 28, 2012, the Company had a liability for unrecognized tax benefits of $0.5 million and $0.4 million, respectively, both of which would have favorably affected the Company’s effective tax rate if recognized. Included within the $0.5 million, as of February 2, 2013, is an accrual of $0.2 million for the payment of related interest and penalties. The Company does not believe there will be any material changes in the unrecognized tax positions over the next twelve months.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2012	2011	2010
	(in thousands)
Unrecognized Tax Benefit - Beginning of year	$297	$302	$288
Gross increases - tax positions in prior period	54	32	59
Gross decreases - tax positions in prior period	(0)	(13)	(35)
Gross increases - tax positions in current period	5	7	11
Settlements during the period	(4)	(12)	(21)
Lapse of Statute of Limitations	(63)	(19)	-
Unrecognized Tax Benefit - End of Year	$289	$297	$302

The Company recognizes interest related to unrecognized tax benefits in interest expense and any related penalties in income tax expense. Accrued interest and penalties are included within the related tax liability line in the consolidated balance sheet. The Company recorded an additional $11,400, $5,000 and $5,000 in interest, and $19,400, $5,000 and $10,000 in penalties, for the fiscal 2012, fiscal 2011 and fiscal 2010, respectively.

The Company’s subsidiaries join in the filing of a U.S. federal consolidated income tax return. The U.S. federal statute of limitations remains open for the fiscal years 2008, 2009, 2010 and 2011. State income tax returns are generally subject to examination for a period of 3 to 5 years after filing of the respective returns. The state impact of any federal changes remains subject to examination by various states for a period of up to one year after formal notification to the states.